j2 Global®

Investors Presentation

Second Quarter 2016 Results

August 3, 2016

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2016 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of August 3, 2016 and as well as those set forth in our Annual Report on Form 10-K filed by us on February 29, 2016 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per account
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of August 3, 2016 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxes
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base or average revenue per user
- Enactment of burdensome telecommunications, Internet, advertising or other regulations, or being subject to existing regulations
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on February 29, 2016 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Q2 2016 Results

2016 Q2 Accomplishments

Q2 '16 Consolidated Results

- Record Second Quarter Revenue $212M, +20.3% vs Q2 2015
- Q2 adjusted EBITDA(1)(2) $97.5M, +22.5% vs Q2 2015
- Executing M&A investment to further improve market position
  - 6 acquisitions completed in Q2 2016, 5 Cloud and 1 Media

Cloud Segment

- Q2 '16 Revenue of $142.5M, +$17M or +14% vs. prior year, adjusted EBITDA(1)(2) +$12M or +19% vs. prior year
  - Cloud Connect (Fax/Voice) Revenue +$4M or +4% vs. prior year
  - Cloud Services Revenue +$14M or +40% vs. prior year
- Adjusted EBITDA margin(1)(2) up to 53% as compared to 51% in prior year
- ARPU reached $15.26, highest since 2008
- Cancel Rate 2.2% inline with prior quarter

Digital Media Segment

- Q2 '16 Revenue of $69M +$18.5M or +36% vs. prior year, adjusted EBITDA(1)(2) +$7M or +37% vs. prior year
- Adjusted EBITDA margin(1)(2) 37.4% as compared to 37.1% in prior year

(1) Figures are Adjusted Non-GAAP.
(2) See slides 20-24 for a GAAP reconciliation of revenue, earnings per diluted share, free cash flow, and adjusted EBITDA.

j2 Global Consolidated

Q2 2016 Results vs. Prior Year

($ in thousands)

Total Cloud by Unit	Cloud Connect (Fax/Voice)		Cloud Services		IP Licensing		Total Cloud	
	Q2 2015	Q2 2016	Q2 2015	Q2 2016	Q2 2015	Q2 2016	Q2 2015	Q2 2016
Revenues	**$ 89,273**	**$ 92,858**	**$ 34,632**	**$ 48,509**	**$ 1,283**	**$ 1,093**	**$ 125,188**	**$ 142,460**
Adj. Non-GAAP Gross Profit[1]	75,325	77,081	24,834	35,669	1,283	1,093	101,442	113,843
Adj. Non-GAAP Operating Profit[1][2]	$ 47,827	$ 50,446	$ 12,686	$ 21,861	$ 881	$ 741	$ 61,394	$ 73,048
Adjusted EBITDA[1][2]	**$ 49,175**	**$ 51,676**	**$ 13,500**	**$ 22,905**	**$ 881**	**$ 741**	**$ 63,556**	**$ 75,322**
Adjusted EBITDA %	55%	56%	39%	47%	69%	68%	51%	53%

By Segment	Total Cloud		Digital Media		j2 Global Inc.		j2 Global[3]		QoQ
	Q2 2015	Q2 2016	Q2 2015	Q2 2016	Q2 2015	Q2 2016	Q2 2015	Q2 2016	
Revenues	**$ 125,188**	**$ 142,460**	**$ 50,850**	**$ 69,340**	**$ 0**	**$ 0**	**$ 176,038**	**$ 211,800**	**20%**
Adj. Non-GAAP Gross Profit[1]	101,442	113,843	45,832	63,780	0	0	147,274	177,623	21%
Adj. Non-GAAP Operating Profit[1][2]	$ 61,394	$ 73,048	$ 17,383	$ 23,313	($ 2,880)	($ 3,696)	$ 75,897	$ 92,665	22%
Adjusted EBITDA[1][2]	**$ 63,556**	**$ 75,322**	**$ 18,879**	**$ 25,918**	**($ 2,880)**	**($ 3,696)**	**$ 79,555**	**$ 97,544**	**23%**
Adjusted EBITDA %	51%	53%	37%	37%	na	na	45.2%	46.1%	
						Adjusted Net Income[1]	**$ 48,037**	**$ 59,655**	**24%**
						EPS[1]:			
						Adj. Non-GAAP	**$ 0.99**	**$ 1.21**	**23%**
						GAAP	**$ 0.80**	**$ 0.69**	**-14%**

(1) See slides 20-24 for a GAAP reconciliation of revenue, earnings per diluted share and adjusted EBITDA for the Company as a whole and by segment.
(2) Includes Allocation from Cloud Connect to Cloud Services of $1.7M in Q2 '16 and $1.5M in Q2 '15
(3) The Consolidated j2 Global data may not foot as each segment is calculated independently

Business Cloud Services

Q2 2016 Cloud Connect (Fax/Voice) Highlights

- Q2 ‘16 Revenue of $93M, +4% vs. Q2 ’15, annual run rate ~$375M
- Fax Revenue of $77M, +1% vs. Q2 ‘15, led by premium brands and corporate fax
- Fax Revenue represents 36% of consolidated Q2 ‘16 Revenue and ~44% of consolidated adjusted EBITDA(1)(2)(3)
- Subscriber base of 2.4M DIDs, +2% vs. Q2 ’15, 4% annual growth since 2011
- eFax Corporate product enhancements:
  - Launched localized versions for the French and German markets with ability to expand into other non-English speaking markets
  - New UI for administrators and end users
- Acquired MaxEmail in July
  - Acquired operating business
  - Acquired ~935k shares, ~20% discount to market

(1) Figures are Adjusted Non-GAAP.
(2) See slides 20-24 for a GAAP reconciliation of revenue, earnings per diluted share and adjusted EBITDA.
(3) Fax adjusted EBITDA margin is based on Cloud Connect (Fax/Voice) adjusted EBITDA margin

Q2 2016 Cloud Backup Highlights

- Revenue of $29M, +77% vs Q2 '15, +6% vs. prior quarter
- Adjusted EBITDA(1)(2) of $15.5M, +125% vs. Q2 '15
- Adjusted EBITDA margin 53% vs. +42% in Q2 '15
- Acquired Frontsafe in July, expanded our KeepItSafe brand into Denmark
  - Nordic revenue increased by 67%
- Completed additional 3 smaller acquisitions in Q2 '16 in US & Ireland
- 9 acquisitions to date in 2016 with a healthy acquisition pipeline

(1) Figures are Adjusted Non-GAAP
(2) See slides 20-24 for a GAAP reconciliation of revenue, earnings per diluted share and adjusted EBITDA.

Q2 2016 Email Highlights

Email Security

- Q2 '16 Revenue of $12M, +2% vs. Q2 '15
- Q2 '16 adjusted EBITDA(1)(2) of $4M, +9% vs. Q2 '15
- Nordic Update
  - Double-digit revenue growth in Nordics
  - Cost savings resulting from Datacenter and office consolidation

Email Marketing

- Q2 '16 Revenue of $6.3M, +16% vs. Q2 '15
- Revenue run rate +$30M, +36% vs. Q2 '15
- Campaigner Named Best Email Marketing Service by CrowdReviews.com
- Acquired SMTP.com, major platform in the pure SMTP relay space to pair with our email marketing service
  - Excellent brand with natural organic search strength
  - High volume, highly scalable platform
  - Dedicated team with delivery expertise and experts in the field of SMTP relay
  - Further increasing adjusted EBITDA margin vs. prior year

SMTP

(1) Figures are Adjusted Non-GAAP.
(2) See slides 20-24 for a GAAP reconciliation of revenue, earnings per diluted share and adjusted EBITDA.

Digital Media

Q2 2016 Digital Media Highlights

- Digital media business demonstrating strong fundamentals
  - Q2 '16 Revenue of $69M, +36% vs. Q2 '15
  - Q2 '16 adjusted EBITDA[(1)(2)] of $26M, +37% vs. Q2 '15
  - Total multi-platform visits +25% YoY at 1.2B [(3)]
- Performance Marketing (CPC, CPA, CPL, CPI) grew 101% vs. Q2 '15
  - Shopping clicks to merchant partners reached 24MM, 67% increase YOY
  - Offers.com added 1,700 new merchants to its platform, bringing total merchant count to 12,000
  - Launched CreditCards.Offers.com, a consumer finance site featuring credit card information for over 100 cards



Credit Cards Offers.com
Consumer Credit Card Offers
$930
$821
$687

- Ookla continues strong growth in install base and monetization of its testing data
  - Ookla's mobile Speedtest app was installed on 19M new devices during Q2 '16, an increase of 68% YOY, bringing all-time unique device installs to 191M
  - Speedtest Intelligence, the business intelligence platform launched in Q3 '15, now has over 100 clients, including all of the major US carriers

(1) Figures are Adjusted Non-GAAP
(2) See slides 20-24 for a GAAP reconciliation of revenue, earnings per diluted share and adjusted EBITDA.
(3) Google Analytics (GA) and /or Partner Platforms

Q2 2016 Digital Media Highlights

- IGN's distributed video strategy demonstrating strong growth (1)
  - Total video views across all IGN platforms were up 84% YoY to 843M
  - IGN grew subscribers to its YouTube channels by 28% YoY to 8.9M total subscribers
  - IGN's Snapchat channel experienced 93% growth in average daily unique visitors and accumulated over 1.1M subscribers following platform redesign
    - A standalone IGN-produced Snapchat Special Edition about virtual reality drew more than 11M users in a single day
  - IGN's coverage of the annual E3 gaming expo drew a record 65M multi-platform visitors
    - IGN delivered an additional 550M social media impressions around E3 on Twitter and Facebook
- Key business development achievements
  - Acquired assets and archive of GameTrailers web site and its YouTube channel
  - IGN launched a radio show focused on competitive gaming, also known as esports, called Esports Today with SiriusXM which airs on Channel 83
  - Launched IGN Japan (jp.ign.com), IGN Pakistan (pk.ign.com) and PCMag Latin America (latam.pcmag.com)


IGN LIVE
E3 2016


HOW VR
WILL CHANGE
YOUR LIFE
IGN
SPECIAL EDITION ON SNAPCHAT DISCOVER

(1) Google Analytics (GA) and/or Partner Platforms

2016 Financial Guidance

Reconfirming 2016 Guidance

Revenues	**$830M - $860M**
Adjusted Non-GAAP EPS[(1)(2)]	**$4.70 - $5.00**

(1) Figures are adjusted Non-GAAP.

(2) Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax. It is anticipated that the effective tax rate for 2016 (excluding certain expenses that may not be indicative of our recurring core business operating results) will be between 29% and 31%

Supplemental Information

Financial Metrics: Consolidated

	j2 Global Consolidated					
	2015				2016	
	Q1	Q2	Q3	Q4	Q1	Q2
(in Thousands)						
Total Revenues	**$161,253**	**$176,038**	**$178,701**	**$204,823**	**$200,502**	**$211,800**
Revenue By Segment						
Cloud Revenues	$118,061	$125,188	$126,436	$134,953	$138,139	$142,460
Digital Media Revenues	$43,192	$50,850	$52,265	$69,870	$62,363	$69,340
Total Revenues	**$161,253**	**$176,038**	**$178,701**	**$204,823**	**$200,502**	**$211,800**
Diluted EPS						
GAAP	$0.45	$0.80	$0.77	$0.72	$0.61	$0.69
Adjusted Non-GAAP (1)	$0.85	$0.99	$1.04	$1.29	$1.05	$1.21
(millions)						
Cash & Investment	**$539.5**	**$567.3**	**$410.7**	**$413.7**	**$394.5**	**$407.2**
Free Cash Flow (2)	**$43.6**	**$54.9**	**$49.6**	**$75.1**	**$60.5**	**$63.5**
Adjusted EBITDA (3)	**$69.3**	**$79.6**	**$84.3**	**$100.1**	**$86.7**	**$97.5**

(1) See slide 21 & 22 for a definition of adjusted Non-GAAP net income and a reconciliation of Non-GAAP earnings and EPS to GAAP net income and diluted GAAP EPS
(2) See slide 20 for a definition of Free Cash Flow and reconciliation to net cash provided by operating activities
(3) See slide 20 for a definition of adjusted EBITDA and reconciliation to Net Income

Financial & Other Metrics Cloud & Media

Total Cloud

(in Thousands)

	2015 Q1	2015 Q2	2015 Q3	2015 Q4	2016 Q1	2016 Q2
Revenue By Type						
Fixed Subscriber Revenues	$96,097	$102,437	$103,957	$112,428	$115,496	$117,199
Variable Subscriber Revenues	$19,687	$21,368	$21,364	$21,384	$21,453	$24,156
Subscriber Revenues	**$115,784**	**$123,805**	**$125,321**	**$133,812**	**$136,949**	**$141,355**
Other Licenses Revenues [1]	$2,277	$1,383	$1,115	$1,141	$1,191	$1,105
Total Cloud Revenues	**$118,061**	**$125,188**	**$126,436**	**$134,953**	**$138,139**	**$142,460**
Revenue - DID vs. Non-DID						
DID Based Revenues	$85,777	$88,945	$89,257	$88,676	$89,967	$92,592
Non-DID Based Revenues	$32,284	$36,243	$37,179	$46,277	$48,173	$49,868
Total Cloud Revenues	**$118,061**	**$125,188**	**$126,436**	**$134,953**	**$138,139**	**$142,460**
Cloud Services Customers [2]	2,896	2,936	3,004	3,022	3,086	3,090
Average Monthly Revenue/Customers [3]	$13.91	$14.15	$14.06	$14.79	$14.95	$15.26
Cancel Rate [4]	2.2%	1.9%	2.0%	2.1%	2.2%	2.2%

Media

	2015 Q1	2015 Q2	2015 Q3	2015 Q4	2016 Q1	2016 Q2
Digital Media Traffic [5]						
Visits	955,687	931,769	1,022,275	1,091,510	1,096,332	1,159,925
Views	2,391,570	2,226,210	2,569,875	3,087,971	3,637,100	4,215,216

(1) Cloud Services revenue includes IP Licensing revenue
(2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter
(4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter.
(5) Digital Media Traffic figures based on Google Analytics & Partner Platforms

GAAP Reconciliation Free Cash Flow & Adjusted EBITDA

($ in millions)

Free Cash Flow (1)

	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16
Net cash provided by operating activities	$45.716	$51.894	$50.963	$80.488	$64.524	$67.528
Less: Purchases of property and equipment	($2.401)	($4.554)	($4.972)	($5.370)	($4.321)	($4.865)
Add: Excess tax benefit (deficit) from share-based compensation	$0.334	$1.770	$2.437	($0.055)	$0.264	$0.833
Add: IRS Settlement	$0.000	$5.753	$1.164	$0.000	$0.000	$0.000
Free cash flow	**$43.649**	**$54.863**	**$49.592**	**$75.063**	**$60.467**	**$63.496**

Adjusted EBITDA (2)

	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16
Net income	**$21.877**	**$38.916**	**$37.375**	**$35.467**	**$29.943**	**$33.770**
Plus:						
Other expense (income), net	($0.784)	$0.088	$1.086	($0.384)	$0.126	($0.213)
Interest expense (income), net	$10.313	$10.881	$10.259	$11.005	$10.233	$10.301
Income tax expense	$9.124	$0.181	$7.013	$6.966	$13.036	$15.087
Depreciation and amortization	$21.288	$21.893	$20.454	$29.578	$27.174	$31.058
Share-based compensation and associated payroll tax expense	$3.004	$3.168	$2.770	$2.851	$2.809	$3.439
Acquisition-related integration costs	$3.534	$1.895	$5.356	$14.663	$2.595	$3.952
Additional indirect tax expense from prior years	$1.118	$2.533	$0.000	$0.000	$0.750	$0.150
Fees associated with prior year tax audits	($0.204)	$0.000	$0.000	$0.000	$0.000	$0.000
Adjusted EBITDA	**$69.270**	**$79.555**	**$84.313**	**$100.146**	**$86.666**	**$97.544**

(1) Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. In addition, the amount shown for Q2 and Q3 2015 excludes the effect of payments associated with taxes for prior periods under audit. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

GAAP Reconciliation Q2 2016 Adjusted Non-GAAP Earnings & EPS

($ in thousands)

	THREE MONTHS ENDED JUNE 30, 2016							
	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) Interest Costs	(4) IRS Consulting Fee	(5) Amortization	(6) Additional Tax Expense (Benefit) from Prior Years	Adjusted Non-GAAP
Revenues	$ 211,800	—	—	—	—	—	—	$ 211,800
Cost of revenues	$ 35,591	$ (103)	—	—	—	$ (1,311)	—	34,177
Operating expenses:								
Sales and marketing	48,617	(434)	(581)	—	—	—	—	47,602
Research, development and engineering	9,213	(221)	—	—	—	—	—	8,992
General and administrative	59,434	(2,681)	(3,371)	—	—	(24,868)	(150)	28,364
Interest expense (income), net	10,301	—	—	(1,913)	—	—	—	8,388
Other expense (income), net	(213)	—	—	—	—	—	—	(213)
Income tax provision [6]	15,087	919	1,369	552	—	6,857	51	24,835
Net income	$ 33,770	$ 2,520	$ 2,583	$ 1,361	—	$ 19,322	$ 99	$ 59,655
Extinguishment of Series A Preferred Stock	—	—	—	—		—	—	—
Net income attributable to j2 Global, Inc. common stockholders	$ 33,770	$ 2,520	$ 2,583	$ 1,361	—	$ 19,322	$ 99	$ 59,655
Net income per share attributable to j2 Global, Inc. common stockholders*:								
Basic	$ 0.69	$ 0.05	$ 0.05	$ 0.03	$ -	$ 0.40	$ -	$ 1.21
Diluted	$ 0.69	$ 0.05	$ 0.05	$ 0.03	$ -	$ 0.40	$ -	$ 1.21

Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications:

1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive acquisition
3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes
4) Elimination of IRS consulting fees
5) Elimination of amortization of acquired patents and intangible assets
6) Elimination of additional income tax (expense) benefit from prior years

* Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP Net Income Per Share may not foot because each is calculated independently

GAAP Reconciliation Q2 2015 Adjusted Non-GAAP Earnings & EPS

($ in thousands)

THREE MONTHS ENDED JUNE 30, 2015								
	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) Interest Costs	(4) IRS Consulting Fee	(5) Amortization	(6) Additional Tax Expense (Benefit) from Prior Years	Adjusted Non-GAAP
Revenues	$ 176,038	—	—	—	—	—	—	$ 176,038
Cost of revenues	$ 29,494	$ (91)	$ 27	—	—	$ (666)	—	28,764
Operating expenses:								
Sales and marketing	40,421	(603)	(230)	—	—	—	—	39,588
Research, development and engineering	8,969	(213)	—	—	—	—	—	8,756
General and administrative	47,088	(2,261)	(1,692)	—	—	(17,568)	(2,533)	23,034
Interest expense (income), net	10,881	—	—	(1,805)	—	—	(472)	8,604
Other expense (income), net	88	—	—	—	—	—	—	88
Income tax provision (8)	181	945	717	497	5	4,935	11,887	19,167
Net income	$ 38,916	$ 2,223	$ 1,178	$ 1,308	$ (5)	$ 13,299	$ (8,882)	$ 48,037
Extinguishment of Series A Preferred Stock	—	—	—	—	—	—	—	—
Net income attributable to j2 Global, Inc. common stockholders	$ 38,916	$ 2,223	$ 1,178	$ 1,308	$ (5)	$ 13,299	$ (8,882)	$ 48,037
Net income per share attributable to j2 Global, Inc. common stockholders*:								
Basic	$ 0.81	$ 0.05	$ 0.02	$ 0.03	$ -	$ 0.28	$ (0.19)	$ 0.99
Diluted	$ 0.80	$ 0.05	$ 0.02	$ 0.03	$ -	$ 0.28	$ (0.19)	$ 0.99

Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications:

1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive acquisition
3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes
4) Elimination of IRS consulting fees
5) Elimination of amortization of acquired patents and intangible assets
6) Elimination of additional income tax (expense) benefit from prior years

* Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP Net Income Per Share may not foot because each is calculated independently

GAAP Reconciliation Q2 2016 Adjusted EBITDA

($ in thousands)

	THREE MONTHS ENDED JUNE 30, 2016					
	Cloud Connect	Cloud Services	IP Licensing	Digital Media	j2 Global, Inc.	Total
Revenues						
GAAP Revenues	$92,858	$48,509	$1,093	$69,340	$ -	$211,800
Gross Profit						
GAAP Gross Profit	$76,851	$34,485	$1,093	$63,780	-	$176,209
Non-GAAP Adjustments:						
Share-based Compensation	103	-	-	-	-	103
Amortization	127	1,184	-	-	-	1,311
Adjusted Non-GAAP Gross Profit	$77,081	$35,669	$1,093	$63,780	$ -	$177,623
Operating Profit						
GAAP Operating Profit	$42,548	$10,721	$ (751)	$ 11,505	$ (5,078)	$58,945
Non-GAAP Adjustments:						
Share-based Compensation	1,465	-	-	592	1,382	3,439
Acquisition Related Integration Costs	88	-	-	3,864	-	3,952
Amortization	6,345	11,140	1,492	7,202	-	26,179
Additional Tax Expense (Benefit) from Prior Years	-	-	-	150	-	150
Adjusted Non-GAAP Operating Profit	$50,445	$21,861	$741	$23,313	$ (3,696)	$92,664
Depreciation	1,230	1,044	-	2,605	-	4,879
Adjusted EBITDA	$ 51,676	$ 22,905	$ 741	$ 25,918	$ (3,696)	$ 97,544

NOTE: Table above excludes certain intercompany allocations

GAAP Reconciliation Q2 2015 Adjusted EBITDA

($ in thousands)

	THREE MONTHS ENDED JUNE 30, 2015					
	Cloud Connect	Cloud Services	IP Licensing	Digital Media	j2 Global, Inc.	Total
Revenues						
GAAP Revenues	$89,273	$34,632	$1,283	$50,850	$ -	$176,038
Gross Profit						
GAAP Gross Profit	$75,139	$24,290	$1,283	$45,832	$ -	$146,544
Non-GAAP Adjustments:						
Share-based Compensation	91	-	-	-	-	91
Acquisition Related Integration Costs	(27)	-	-	-	-	(27)
Amortization	122	544	-	-	-	666
Adjusted Non-GAAP Gross Profit	$75,325	$24,834	$1,283	$45,832	$ -	$147,274
Operating Profit						
GAAP Operating Profit	$39,430	$6,345	$ (1,013)	$ 9,863	$ (4,559)	$50,066
Non-GAAP Adjustments:						
Share-based Compensation	1,074	-	-	421	1,673	3,168
Acquisition Related Integration Costs	238	-	-	1,651	6	1,895
Amortization	4,552	6,341	1,894	5,448	-	18,235
Additional Tax Expense (Benefit) from Prior Years	2,533	-	-	-	-	2,533
Adjusted Non-GAAP Operating Profit	$47,827	$12,686	$881	$17,383	$ (2,880)	$75,897
Depreciation	1,348	814	-	1,496	-	3,658
Adjusted EBITDA	$ 49,175	$ 13,500	$ 881	$ 18,879	$ (2,880)	$ 79,555

NOTE: Table above excludes certain intercompany allocations

j2 Global®